UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 22, 2006



                                 RES-CARE, INC.
               (Exact Name of Registrant as specified in Charter)


           Kentucky                 0-20372                 61-0875371
 (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)          File Number)          Identification No.)


10140 Linn Station Road, Louisville, Kentucky           40223
(Address of principal executive offices)              (Zip code)

                                 (502) 394-2100
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On June 22, 2006, Ronald G. Geary, Chairman, President and Chief Executive Officer of Res-Care, Inc. retired from the positions of President and Chief Executive Officer of ResCare effective at the end of ResCare's annual meeting of shareholders on June 22, 2006. Mr. Geary continues as Chairman of the Board, a non-executive position. ResCare's Board of Directors appointed Ralph G. Gronefeld, Jr. as President and Chief Executive Officer of ResCare at their meeting following the annual meeting of shareholders. Mr. Geary's retirement and Mr. Gronefeld's appointment were previously reported by ResCare in a Report on Form 8-K filed on April 24, 2006.


Item 8.01  Other Events.

     On June 22, 2006, ResCare announced the results of its 2006 annual meeting of shareholders. ResCare shareholders elected four directors and ratified the appointment of KPMG LLP as ResCare's independent auditor for the year ending December 31, 2006. The press release announcing these results is attached as
Exhibit 99.1 to this Report.


Item 9.01  Financial Statements & Exhibits.

           Exhibit Number            Description of Exhibit
           --------------            ----------------------
           99.1                      Press Release dated June 22, 2006



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RES-CARE, INC.



Date: June 22, 2006                    By:   /s/ Ralph G. Gronefeld, Jr.
                                          ------------------------------
                                          Ralph G. Gronefeld, Jr.
                                          President and CEO



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                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibits
-------      -----------------------

 99.1        Press Release dated June 22, 2006



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